Exhibit 99.1

ExamWorks Completes Acquisition of MedHealth Holdings Pty Limited;
Enters the Australian Market

ATLANTA, GA. August 31, 2012 - ExamWorks Group, Inc. (NYSE: EXAM), a leading provider of independent medical examinations (IMEs), peer reviews, bill reviews and related services, announced today that the Company acquired 100% of the share capital of MedHealth Holdings Pty Limited (“MedHealth”) thereby gaining entrance into the IME services market in Australia. MedHealth, based in East Melbourne, Victoria, Australia, provides an integrated suite of medico-legal services including independent medical examinations, healthcare advisory services, strategies and solutions to corporations, insurers, government and the legal profession.  MedHealth has grown through a combination of organic and acquisition growth and maintains a leading position in the Australian market.  Pro forma revenues and pro forma adjusted EBITDA for the trailing twelve month period ended June 30, 2012 were approximately AUD $52.7 million and AUD $12.0 million, respectively, or approximately USD $55.3 million and USD $12.6 million using a conversion rate of 1.05. The acquisition expands ExamWorks’ international footprint and increases its overall market presence in the IME services industry.

ExamWorks completed the acquisition of MedHealth for an all cash purchase price of approximately AUD $93 million. ExamWorks financed the purchase price with proceeds from its senior revolving credit facility. As part of the transaction, ExamWorks also amended its credit facility to add the Australian dollar as an alternative currency and increased the alternative currency sublimit from USD $60 million to USD $100 million.

The Company expects this acquisition to contribute between USD $4.0 million and USD $4.4 million of revenues to our third quarter results at an adjusted EBITDA margin between 18% - 20%.

Commenting on today's announcement, Richard E. Perlman, Executive Chairman of ExamWorks, said: "We are pleased to welcome MedHealth and its professionals into the family of ExamWorks companies. MedHealth is a growing and innovative medico-legal company with approximately 10% market share in Australia.  ExamWorks has done an outstanding job over the last several quarters of executing its strategy and establishing a foundation for continued growth, and we are pleased to resume our acquisition program by acquiring a strong business that provides us access to a new geographic region, delivers an expanded range of clients and services and increases our international market presence."

James K. Price, CEO of ExamWorks, said: “MedHealth exceeded every criteria associated with our acquisition program. Just like Premex and MES, we believe that MedHealth is a unique business characterized by exceptional execution, outstanding financial performance, leading market presence and a shared vision that we believe will make it a very successful acquisition for ExamWorks.”

The Company will discuss the acquisition on its third quarter 2012 earnings conference call.

Wells Fargo Securities, LLC acted as a financial advisor to ExamWorks on the transaction.

About ExamWorks Group

ExamWorks Group, Inc. is a leading provider of independent medical examinations ("IMEs"), peer and bill reviews and related services. We help our clients manage costs and enhance their risk management processes by verifying the validity, nature, cause and extent of claims, identifying fraud and providing fast, efficient and quality IME services. ExamWorks is focused on providing clients a national presence while maintaining the local service and capabilities they need and expect.

About MedHealth

MedHealth Holdings Pty Limited is a leading medico-legal services company in Australia. Through an accomplished group of expert and medico-legal consultants, MedHealth provides a broad range of independent medical assessments throughout Australia. MedHealth delivers an integrated suite of services including healthcare advisory services, strategies and solutions to corporations, insurers, government and the legal profession. MedHealth’s business, founded in 1986, is headquartered in East Melbourne, Victoria, Australia, and has service centers in each capital, and a regional network of service centers throughout Australia.

Non-GAAP Financial Measures

In connection with the ongoing operation of our business, our management regularly reviews Adjusted EBITDA, a non-GAAP financial measure, to assess our performance. We define Adjusted EBITDA as earnings before interest, taxes, depreciation, amortization, acquisition-related transaction costs, share-based compensation expenses, and other non-recurring costs. We believe that Adjusted EBITDA is an important measure of our operating performance because it allows management, lenders, investors and analysts to evaluate and assess our core operating results from period to period after removing the impact of changes to our capitalization structure, acquisition related costs, income tax status, and other items of a non-operational nature that affect comparability.

We believe that various forms of the Adjusted EBITDA metric are often used by analysts, investors and other interested parties to evaluate companies such as ours for the reasons discussed above. Additionally, Adjusted EBITDA is used to measure certain financial covenants in our credit facility. Adjusted EBITDA is also used for planning purposes and in presentations to our Board of Directors as well as in our incentive compensation programs for our employees, excluding our senior management.

Non-GAAP information should not be construed as an alternative to GAAP information, as the items excluded from the non-GAAP measures often have a material impact on our financial results. Management uses, and investors should use, non-GAAP measures in conjunction with our GAAP results.

Forward Looking Statements

Statements made in this press release that express ExamWorks' or management's intentions, plans, beliefs, expectations or predictions of future events are forward-looking statements, which ExamWorks intends to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. These statements often include words such as "may," "will," "should," "believe," "expect," "anticipate," "intend," "plan," "estimate," or the negative of these terms or other similar expressions that convey uncertainty of future events or outcomes. Forward-looking statements may include information concerning ExamWorks' possible or assumed future results of operations, including descriptions of ExamWorks' revenues, profitability, outlook and overall business strategy. You should not place undue reliance on these statements because they are subject to numerous uncertainties and factors relating to ExamWorks' operations and business environment, all of which are difficult to predict and many of which are beyond ExamWorks' control. Although ExamWorks believes that these forward-looking statements are based on reasonable assumptions, you should be aware that many uncertainties and factors could affect ExamWorks' actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements, including but not limited to: our limited operating history; our ability to implement our growth strategy and acquisition program; our ability to integrate completed acquisitions; our expansion into international markets; our ability to secure additional financing; regulation of our industry; our information technology systems; our ability to protect our intellectual property rights and other information; our ability to compete successfully with our competitors; our ability to retain qualified physicians and other medical providers for our medical panel; our ability to retain our clients; our ability to provide accurate health-related risk assessment analyses of data; our ability to retain key management personnel; and restrictions in our credit facility, senior notes indenture and future indebtedness. In addition, the risks discussed in our periodic reports, registration statements and other filings with the Securities and Exchange Commission could cause actual results to differ materially from the results anticipated by forward-looking statements.

You should keep in mind that any forward-looking statement made by ExamWorks herein, or elsewhere, speaks only as of the date on which made. ExamWorks expressly disclaims any intent, obligation or undertaking to update or revise any forward-looking statements made herein to reflect any change in ExamWorks' expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

CONTACT:

ExamWorks Group, Inc.
J. Miguel Fernandez de Castro
404-952-2400
Senior Executive Vice President and Chief Financial Officer
investorrelations@examworks.com